UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04244

SOUND SHORE FUND, INC.

Three Canal Plaza, Suite 600
Portland, Maine 04101

T. Gibbs Kane, Jr., President
8 Sound Shore Drive
Greenwich, Connecticut 06830

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023 – June 30, 2023

Item 1.  Reports to Stockholders.

June 30, 2023
Dear Investor:
The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) advanced 5.14% and 5.18%, respectively, in the second quarter of 2023, ahead of the Russell 1000 Value Index (Russell Value) which advanced 4.07%. The three year annualized advances for SSHFX of 15.16% and for SSHVX of 15.37% were also ahead of the Russell Value’s 14.30%. As long-
term investors, we highlight that Sound Shore’s 35 year annualized returns of 10.06% and 10.36%, for SSHFX and SSHVX, respectively, as of June 30, 2023, were ahead of the Russell Value at 9.85%.
We are required by FINRA to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www.
soundshorefund.com.
The market benefited from strong performance in the technology sector this quarter as the appetite for semiconductor chips is being fed by excitement around the potential of artificial intelligence (AI). Consumer discretionary stocks also performed well after consumer spending was more resilient than the market had discounted. Meanwhile, as is typical in a stronger market, more stable sectors like utilities and healthcare lagged. All of this with a backdrop which included the Federal Reserve attempting to rein in higher inflation by raising its benchmark borrowing rate 10 times since March 2022, the fastest pace of tightening since the early 1980s. At its June policy meeting, the Fed held interest rates steady to allow more time to assess the lagged impact from these increases.
Despite the uncertain economic outlook, stocks surged during the second quarter. Our portfolio outperformed the Russell
Value by more than 1.00% and reflected a divergence in performance among stocks not unlike the broader market. Performance for the three-month period was narrow, with the equal-weight S&P 500 Index (S&P 500) trailing its cap-weighted cousin by a full
4.75%. Moreover, the weight of the ten largest S&P 500 stocks rose to 31% of the Index. This concentrated surge was part of what we believe to be boom/bust mini-cycles, where slowdowns/recession are hitting industries/geographies at different times, providing opportunity for disciplined fundamental investors like Sound Shore.
We couldn’t help ourselves but to include the cartoon below given the attention received lately by all things AI. While it makes light of the rush to adopt AI, the technology is certainly promising and its impact will permeate many parts of the global economy. Innovation is, and has always been, a critical part of successful investing and we have many examples within Sound
Shore’s portfolio where we are participating. Importantly, as contrarian investors we think there are other ways to gain exposure to innovation without becoming blind to momentum and valuation. We discuss Oracle and Applied Materials (AMAT) below, but change is happening across many industries right now…healthcare, electric & autonomous vehicles, energy and finance. Our portfolio reflects that diverse opportunity set. At Sound Shore, our active, contrarian approach continually challenges us to know what we own and why we own it. This part of our process helps to manage portfolio risk. Our mission is to find overlooked opportunities, and we are encouraged by the recent market environment.
THREE CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

The largest contributor to performance during the quarter was software maker Oracle. A company we have owned successfully in the past, we were able to purchase the stock again in October of 2019 when it was trading at just 14 times earnings with a
7% free cash flow yield. This “legacy” technology franchise is successfully competing amidst significant industry disruption as it leverages its dominant position in database software. Oracle surged after demonstrating gains in their cloud, infrastructure and applications end markets, which drove a long awaited increase in revenue growth. Looking ahead, our research indicates that the company’s cloud and AI efforts could drive sustained growth and more than double earnings per share over the next 5 years.
Combined with management’s commitment to returning cash to shareholders and Oracle’s unrivalled installed customer base, we see continued value creation ahead.
Also benefiting from secular long-term demand was semiconductor capital equipment supplier Applied Materials. AMAT is an example of a company going through a mini-cycle as wafer fabrication equipment (WFE) spend corrected in 2022 and into the first half 2023. Now, business is stabilizing and capital is being deployed to anticipate supply needs from cloud adoption, artificial intelligence, the internet of things, electric vehicles, and other trends. We were able to purchase AMAT during the market selloff in June of 2022 when it was trading below normal at 10 times earnings. A technological winner in its industry, the company has 70%+ share in many of its submarkets and returns 100% of excess cash to shareholders. We believe management will continue building value through market share gains, operating excellence and financial discipline.

Another strong performer was homebuilder Lennar, one of the country’s largest. Like the chip industry, housing is going through a mini-cycle that corrected in 2022, and Lennar was not immune. However, the United States is structurally short housing and not all participants are benefitting from that supply/demand imbalance. It’s critical to have the right house, at the right price, in the right geography. We believe the company has scale-driven advantages over small and mid-size builders, and also less exposure to slowing premium housing trends versus its competitors. Lennar has simplified its portfolio to focus more as a pure-play builder, with less asset intensity, which has improved returns on capital and cash flow. This increased cash flow has enabled management to aggressively reduce debt and buy back stock.
Meanwhile, medical services and products leader Cardinal Health is a classic turnaround story. The company's segments include pharmaceutical that distributes branded and generic drugs and medical, which manufactures and distributes Cardinal
Health branded medical, surgical and laboratory products. We were able to purchase the stock at 11 times earnings after the underperforming medical segment weighed on investor confidence. Our research focused on the core pharma distribution business, which is growing and provides stable to improving earnings and cash flow. Management has laid out a detailed improvement plan for the medical segment, which includes growing the Cardinal branded portfolio and accelerating its at-home solutions business. This was well received by the Street and the stock rose on anticipation of improved cost savings and higher volumes.
Notwithstanding Cardinal’s strong performance, detractors to performance for the period included a number of our healthcare names, which trailed along with the sector. Drug maker Pfizer and life science tools maker Avantor both suffered from an inventory correction and the uncertainty surrounding normalizing revenue following the COVID boom for some of their products. Fellow healthcare holding Organon lagged due to concerns about long-term revenue drivers. Non-operational factors
(currency, interest rates and restructuring charges) have masked growth and solid free cash conversion that have exceeded expectations. Organon, a spinoff from Merck, has a very steady pharmaceutical business and is investing to grow its women’s health franchise. Trading at less than 5 times earnings with a greater than 5% dividend yield, the company is growing steadily, investing in its R&D pipeline and generating ample cash flow to repay its debt, almost all of which is due in five years and beyond.
Away from healthcare, packaged food maker Conagra Brands was lower as it too suffers from uncertainty around normalizing revenue trends, after benefiting from a bump in demand during COVID. Inflation is hurting in the short-term and supply chain issues have negatively impacted volumes. However, pricing has been up low teens following an approximate 6 month lag. Work from home and millennial household formation are both expected to be tailwinds for growth going forward.
Sound Shore is fortunate to have a patient investor base, which allows us to employ a long-term investment process, providing the opportunity to look through short-term noise and focus on the key signal; where a company’s earnings power is going. This market has been particularly noisy as it digests the Fed pause and the impact of higher rates. We remain disciplined and focused on earnings and cash flow, which our experience shows, will ultimately drive stock performance.

Currently, our portfolio is attractively valued at an average twelve month forward P/E ratio of 11.5 times versus the S&P 500 of 19.1 times and the Russell Value of 14.2 times. We appreciate your investment alongside ours and encourage you to reach out with any questions or comments.
Thank you for your investment alongside ours in Sound Shore.
Sincerely,
SOUND SHORE FUND
Harry Burn, III
John P. DeGulis
T. Gibbs Kane, Jr.
Co-Portfolio Managers
Important Information
Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended June 30, 2023 were 11.20%, 6.89%, and 8.72%, respectively. The Fund’s Institutional Class 1, 5, and
10-year average annual total returns for the same period were 11.39%, 7.08%, and 8.91%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.94% for the Investor
Class and 0.85% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2024. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).
The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an Index. Data presented reflects that of the underlying holdings of the
Fund, not of the Fund itself. FCF (Free Cash Flow) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Forward P/E (estimated price-to-earnings) is a measure of the P/E using forecasted earnings for the P/E calculation. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The 1, 5, and 10-year average annual total returns for the same period were 19.59%, 12.31%, and 12.86%, respectively. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The 1, 5, and 10-year average annual total returns for the same period were 11.54%,
8.11%, and 9.22%, respectively.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign
Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.
The views in this letter were those of the Fund managers as of 6/30/23 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

Sound Shore Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2023
See Notes to Financial Statements.
Sector Weightings
(a)
(as of June 30, 2023)
as a percentage of Net Assets (Unaudited)
Share
Amount Value
Common Stock (97.6%)
(a)
Consumer Discretionary ( 8.1% )
General Motors Co. 676,420 $ 26,082,755
Lennar Corp., Class A 142,015 17,795,900
PVH Corp. 331,960 28,206,641
72,085,296
Consumer Staples ( 3.9% )
Conagra Brands, Inc. 525,980 17,736,046
The Kraft Heinz Co. 474,355 16,839,602
34,575,648
Energy ( 7.4% )
Baker Hughes Co. 669,520 21,163,527
Kinder Morgan, Inc. 1,296,885 22,332,360
TotalEnergies SE, ADR 385,480 22,219,067
65,714,954

Sound Shore Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
June 30, 2023
See Notes to Financial Statements.
Share
Amount Value
Financials ( 12.4% )
Berkshire Hathaway, Inc., Class B
(b)
87,090 $ 29,697,690
Capital One Financial Corp. 285,075 31,178,653
Fidelity National Information Services, Inc. 333,915 18,265,150
Wells Fargo & Co. 743,200 31,719,776
110,861,269
Health Care ( 24.0% )
Avantor , Inc.
(b)
1,070,800 21,994,232
Cardinal Health, Inc. 193,120 18,263,358
Centene Corp.
(b)
328,135 22,132,706
Elevance Health, Inc. 38,025 16,894,127
GE HealthCare Technologies, Inc. 323,330 26,267,329
Hologic , Inc.
(b)
204,415 16,551,483
Merck & Co., Inc. 238,390 27,507,822
Organon & Co. 1,215,640 25,297,468
Pfizer, Inc. 582,245 21,356,747
Roche Holding AG, ADR 466,790 17,831,378
214,096,650
Industrials ( 12.6% )
FedEx Corp. 103,530 25,665,087
Huntington Ingalls Industries, Inc. 119,285 27,149,266
PACCAR, Inc. 233,792 19,556,701
Robert Half International, Inc. 235,360 17,703,779
The Boeing Co.
(b)
106,550 22,499,098
112,573,931
Information Technology ( 19.6% )
Analog Devices, Inc. 109,320 21,296,629
Applied Materials, Inc. 124,820 18,041,483
Cisco Systems, Inc. 415,655 21,505,990
Flex, Ltd.
(b)
1,492,105 41,241,782
Micron Technology, Inc. 263,220 16,611,814
NXP Semiconductors NV 166,255 34,029,074
Oracle Corp. 180,480 21,493,363
174,220,135

See Notes to Financial Statements.
Sound Shore Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)
June 30, 2023
Share
Amount Value
Materials ( 2.5% )
Cleveland-Cliffs, Inc.
(b)
1,346,110 $ 22,560,804
Utilities ( 7.1% )
Constellation Energy Corp. 281,500 25,771,325
Vistra Corp. 1,410,960 37,037,700
62,809,025
Total Common Stock (97.6%) (cost $711,044,608) 869,497,712
Short-Term Investment ( 2.5% )
Money Market Fund (2.5%)
First American Government Obligations Fund, Class X, 5.01%
(c)
22,362,953 22,362,953
Total Short-Term Investment (2.5%) (cost $22,362,953) 22,362,953
Investments, at value (100.1%) (cost $733,407,561) $ 891,860,665
Other Liabilities Less Assets (-0.1%) (1,280,810)
Net Assets (100.0%) $ 890,579,855
(a) More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b) Non-income producing security.
(c) Percentage disclosed reflects the money market fund’s institutional class shares 7-day yield as of June 30, 2023.
ADR American Depositary Receipt

Sound Shore Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2023
See Notes to Financial Statements.
ASSETS
Investments, at value (Cost $733,407,561) $ 891,860,665
Receivables:
Capital shares sold 215,358
Dividends 813,053
Foreign tax reclaims 200,011
Prepaid expenses 39,644
Total Assets
893,128,731
LIABILITIES
Payables:
Capital shares redeemed 1,912,296
Accrued liabilities:
Advisory fees 504,076
Administrator fees 9,843
Transfer agent fees and expenses 51,876
Custodian fees 12,549
Compliance and Treasurer Services fees and expenses 16,742
Professional fees 28,513
Other accrued liabilities 12,981
Total Liabilities
2,548,876
Net Assets
$ 890,579,855
COMPONENTS OF NET ASSETS
Common stock, at Par Value $ 23,786
Paid-in Capital 703,300,402
Distributable earnings 187,255,667
Net Assets
$ 890,579,855
NET ASSET VALUE
Net Assets - Investor Class Shares $ 501,739,393
Shares Outstanding - Investor Class (100,000,000 shares authorized, par value $0.001) 13,470,667
Net Asset Value (offering & redemption price per share) - Investor Class Shares $ 37.25
Net Assets - Institutional Class Shares $ 388,840,462
Shares Outstanding - Institutional Class (100,000,000 shares authorized, par value $0.001) 10,315,714
Net Asset Value (offering & redemption price per share) - Institutional Class Shares $ 37.69

Sound Shore Fund, Inc.
STATEMENT OF OPERATIONS (Unaudited)
SIX MONTHS ENDED JUNE 30, 2023
See Notes to Financial Statements.
INVES TMENT INCOME
Income:
Dividend income
(net of foreign withholding taxes of $182,209)
$ 8,528,433
Total Income
8,528,433
Expenses:
Advisory fees (Note 3 ) 3,361,387
Administrator fees 72,343
Transfer agent fees and expenses - Investor Class Shares 269,204
Transfer agent fees and expenses - Institutional Class Shares 30,442
Custodian fees 36,949
Compliance and Treasurer Services fees and expenses (Note 3 ) 70,396
Directors' fees and expenses (Note 3 ) 93,782
Professional fees 49,512
Registration fees - Investor Class Shares 11,748
Registration fees - Institutional Class Shares 11,845
Printing and postage fees - Investor Class Shares 21,704
Printing and postage fees - Institutional Class Shares 14,542
Miscellaneous 48,152
Total Expenses 4,092,006
Expense Reimbursements - Institutional Class Shares (Note 3 )
(216,539)
Net Expenses
3,875,467
Net Investment Income
4,652,966
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments 32,716,868
Net change in unrealized appreciation on investments
19,431,890
Net realized and unrealized gain on investments
52,148,758
Net increase in net assets from operations
$ 56,801,724

Sound Shore Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS
See Notes to Financial Statements.
For the Six
Months Ended
June 30, 2023
(Unaudited)
For the Year
Ended December
31, 2022
Operations:
Net investment income $ 4,652,966 $ 10,927,126
Net realized gain on investments 32,716,868 29,909,371
Net change in unrealized
appreciation (depreciation)
on investments 19,431,890 (168,798,515)
Increase (decrease) in net assets from operations
56,801,724 (127,962,018)
Distributions to shareholders:
Investor Class Shares (2,147,452) (24,089,369)
Institutional Class Shares (1,773,782) (18,465,211)
Total distributions to shareholders
(3,921,234) ( 42 , 554 , 580 )
Net capital share transactions (Note 6 ):
Investor Class Shares (47,822,659) (59,444,715)
Institutional Class Shares (14,813,252) (116,267,466)
Total capital share transactions
(62,635,911) (175,712,181)
Total decrease
(9,755,421) (346,228,779)
NET ASSETS
Beginning of the period
900,335,276 1,246,564,055
End of the period
$ 890,579,855 $ 900,335,276

Sound Shore Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2023
1. Organization
Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”).
The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial
Accounting Standards Codification 946 — Financial Services — Investment Companies.
The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional
Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.
Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.
2. Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of
America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities, if any, at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.
The following represents the significant accounting policies of the Fund:
a. Security Valuation
Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation
system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).
Pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated the Adviser, as defined in Note
3, as the Fund's valuation designee to perform any fair value determinations for securities and other assets held by the
Fund. The Adviser is subject to the oversight of the Board and certain reporting and other requirements intended to provide the Board the information needed to oversee the Adviser's fair value determinations. The Adviser is responsible for determining the fair value of investments for which market quotations are not readily available in accordance with policies and procedures that have been approved by the Board. Under these procedures, the Adviser convenes on a regular and ad

Sound Shore Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2023
hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value. The Board has approved the Adviser’s fair valuation procedures as a part of the Fund’s compliance program and will review any changes made to the procedures.
The Adviser provides fair valuation inputs pursuant to its fair valuation procedures if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a
NAV different from one determined by using market quotations.
Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical assets
Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy.
Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the Adviser’s fair valuation procedures. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.
The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of June 30, 2023:

Sound Shore Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2023
At June 30, 2023 , all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.
b. Security Transactions
Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Investment income, realized and unrealized gains and losses and certain Fund-level expenses are allocated to each class based on relative average daily net assets. Certain expenses are incurred at the class level and charged directly to that particular class. Class level expenses are denoted as such on the Fund’s Statement of Operations.
c. Dividends and Distributions to Shareholders
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per-share dividend rates are generally due to class-specific fee waivers and expenses. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a return of capital.
d. Federal Taxes
The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal taxation. Therefore, no federal income or excise tax provision is required. For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require the Fund to record a tax liability or would otherwise require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities
(i.e., generally, the last three tax year-ends 2020 – 2022, and the interim tax period since then).
Security Type Level 1 Level 2 Level 3
Total
Investments
in Securities
Common Stock $ 869,497,712 $ – $ – $ 869,497,712
Money Market Fund 22,362,953 – – 22,362,953
Total Investments $ 891,860,665 $ – $ – $ 891,860,665

Sound Shore Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2023
3. Fees and Expenses
Investment Adviser
The Fund’s investment adviser is Sound Shore Management, Inc. (the “Adviser”). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. Pursuant to an expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class, excluding advisory fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all litigation costs until at least May 1, 2024. This reimbursement is shown on the Statement of Operations as a reduction of expenses, and such amounts are not subject to future recoupment by the
Adviser.
Other Services
Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services)
(“Apex”), provides certain administration and portfolio accounting services to the Fund. US Bank, N.A. (“US Bank”) serves as custodian to the Fund.
Apex provides transfer agency services to the Fund.
The Fund also has agreements with various financial intermediaries and “mutual fund supermarkets” under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries effectively provide subtransfer agent services that the Fund’s transfer agent would have otherwise had to provide. In recognition of this, the transfer agent, the Fund and the
Fund’s Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries a portion of the amount denoted on the Statement of Operations as “Transfer agent fees and expenses — Investor Class Shares” that it receives from the Fund for its services as transfer agent for the Investor Class and the Adviser agrees to pay the excess, if any, charged by a financial intermediary for that class.
Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser,
Apex, US Bank, or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.
Pursuant to a Compliance Services Agreement with the Fund, Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions. Under a Treasurer Services Agreement with the Fund, Foreside Management Services,
LLC (“FMS”), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FFOS, FMS, nor
their employees that serve as officers of the Fund, have any role in determining the investment policies of or securities to be purchased or sold by the Fund.
The Fund pays each director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act
(“Independent Director”), quarterly fees of $5,000, plus $10,000 per quarterly meeting attended in-person or telephonically, and
$2,000 per special meeting attended in person or telephonically. In addition, the Chairman of the Audit committee receives a quarterly fee of $2,500.
Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

Sound Shore Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2023
4. Purchases and Sales of Securities
The cost of securities purchased and proceeds from sales of securities (excluding short-term investments) for the period ending
June 30, 2023, aggregated $348,198,442 and $395,478,222 respectively.
5. Federal Income Tax
Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Distributions during the fiscal years
ended December 31, 2022 and December 31, 2021
were characterized for tax purposes as
follows:
Components of net assets on a federal income tax basis at December 31, 2022, were as follows:
At December 31, 2022, the Fund, for federal income tax purposes, had no capital loss carryforwards.
Gross Unrealized Appreciation $ 177,535,362
Gross Unrealized Depreciation (19,082,258)
Net Unrealized Appreciation $ 158,453,104
2022 2021
Ordinary Income $ 9, 763 ,244 $ 78,798,207
Long-Term Capital Gain 32,791,336 195,054,864
Total Taxable Distributions $ 42, 554 , 580 $ 273,853,071
Par Value + Paid-in Capital $ 765,960,099
Undistributed Ordinary Income 1,163,889
Undistributed Long-Term Gain 69,522
Net Unrealized Appreciation 133,141,766
Net Assets $ 900,335,276

Sound Shore Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Concluded)
June 30, 2023
6. Capital Stock
Transactions in capital stock for the period ended June 30, 2023 and year ended December 31, 2022, were as follows:
7. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.
For the Period Ended June 30, 2023
Investor Class Institutional Class
Shares Amount Shares Amount
Sale of shares
201,638 $ 7,358,754 562,406 $ 20,976,766
Reinvestment of dividends
54,747 2,021,788 46,742 1,746,758
Redemption of shares
(1,578,858) (57,203,201) (1,029,576) (37,536,776)
Net decrease from capital transactions
(1,322,473) $ (47,822,659) (420,428) $ (14,813,252)
For the Year Ended December 31, 2022
Investor Class Institutional Class
Shares Amount Shares Amount
Sale of shares
490,156 $ 19,038,484 801,949 $ 31,364,795
Reinvestment of dividends
660,766 22,866,989 508,787 17,807,256
Redemption of shares
(2,670,496) (101,350,188) (4,413,268) (165,439,517)
Net decrease from capital transactions
(1,519,574) $ (59,444,715) (3,102,532) $ (116,267,466)

Sound Shore Fund, Inc.
FINANCIAL HIGHLIGHTS
These financial highlights reflect selected data for a share outstanding throughout each period
.
Six Months
Ended June
30, 2023
(unaudited)
For the Year Ended December 31,
2022 2021 2020 2019 2018
Investor Class Shares
Net Asset Value, Beginning of Period
$ 35.10 $ 41.16 $ 42.29 $ 42.41 $ 37.03 $ 45.89
Investment Operations
Net investment income (a) 0.17 0.36 0.41 0.30 0.40 0.50
Net realized and unrealized gain
(loss) on investments
2.14 (4.75) 9.66 2.90 8.20 (6.27)
Total from Investment Operations
2.31 (4.39) 10.07 3.20 8.60 (5.77)
Distributions from
Net investment income (0.16) (0.35) (0.44) (0.32) (0.39) (0.51)
Net realized gains
– (1.32) (10.76) (3.00) (2.83) (2.58)
Total Distributions
(0.16) (1.67) (11.20) (3.32) (3.22) (3.09)
Net Asset Value, End of Period
$ 37.25 $ 35.10 $ 41.16 $ 42.29 $ 42.41 $ 37.03
Total Return
6.58%(b) (10.59)% 23.76% 7.78% 23.26% (12.62)%
Ratios/Supplemental Data
Net Assets at End of Period (in
thousands) $501,739 $519,227 $671,380 $641,165 $853,588 $945,244
Ratios to Average Net Assets:
Expenses 0.95%(c) 0.94% 0.93% 0.93% 0.91% 0.90%
Net Investment Income 0.95%(c) 0.94% 0.85% 0.80% 0.95% 1.10%
Portfolio Turnover Rate (d) 40%(b) 72% 44% 77% 46% 56%
(a) Calculated based on average shares outstanding during each period.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Sound Shore Fund, Inc.
FINANCIAL HIGHLIGHTS (Concluded)
These financial highlights reflect selected data for a share outstanding throughout each period
.
Six Months
Ended June
30, 2023
(unaudited)
For the Year Ended December 31,
2022 2021 2020 2019 2018
Institutional Class Shares
Net Asset Value, Beginning of Period
$ 35.50 $ 41.56 $ 42.59 $ 42.65 $ 37.19 $ 46.06
Investment Operations
Net investment income (a) 0.21 0.43 0.51 0.37 0.47 0.58
Net realized and unrealized gain
(loss) on investments
2.15 (4.78) 9.70 2.93 8.25 (6.32)
Total from Investment Operations
2.36 (4.35) 10.21 3.30 8.72 (5.74)
Distributions from
Net investment income (0.17) (0.39) (0.48) (0.36) (0.43) (0.55)
Net realized gains
– (1.32) (10.76) (3.00) (2.83) (2.58)
Total Distributions
(0.17) (1.71) (11.24) (3.36) (3.26) (3.13)
Net Asset Value, End of Period
$ 37.69 $ 35.50 $ 41.56 $ 42.59 $ 42.65 $ 37.19
Total Return
6.66%(b) (10.40)% 23.95% 7.98% 23.50% (12.50)%
Ratios/Supplemental Data
Net Assets at End of Period (in
thousands) $388,840 $381,109 $575,184 $517,449 $684,295 $721,916
Ratios to Average Net Assets:
Expenses (gross) (c) 0.86%(d) 0.85% 0.83% 0.84% 0.82% 0.81%
Expenses (net) 0.75%(d) 0.75% 0.75% 0.75% 0.75% 0.75%
Net Investment Income 1.16%(d) 1.13% 1.03% 0.98% 1.12% 1.27%
Portfolio Turnover Rate (e) 40%(b) 72% 44% 77% 46% 56%
(a) Calculated based on average shares outstanding during each period.
(b) Not annualized.
(c) Reflects the expense ratio excluding any waivers and/or reimbursements.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Sound Shore Fund, Inc.
ADDITIONAL INFORMATION (Unaudited)
June 30, 2023
Change in Independent Registered Public Accounting Firm
On March 13, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Fund.
The Audit Committee of the Board approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”)
acquisition of BBD’s investment management group.
The reports of BBD on the financial statements of the Fund as of and for the fiscal years ended December 31, 2022 and
December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the years ended December 31, 2022 and December 31, 2021, and during the subsequent interim period through March 13, 2023: (i) there were no disagreements between the Fund and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years or interim period; and (ii) there were no
“reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
The Fund requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR.
On April 27, 2023, the Audit Committee of the Board also recommended and approved the appointment of Cohen as the
Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
During the fiscal years ended December 31, 2022 and December 31, 2021, and during the subsequent interim period through
March 13, 2023, neither the Fund, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)
(1)(v) of Regulation S-K.
Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January
1, 2023 through June 30, 2023.
Actual Expenses -
The Actual Return lines of the table below provide information about actual account values and actual expenses for each share class. You may use the information in these lines, together with the amount you invested, to estimate

Sound Shore Fund, Inc.
ADDITIONAL INFORMATION (Unaudited)(Continued)
June 30, 2023
the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual Return line under the heading entitled “Expenses
Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes -
The Hypothetical Return lines of the table below provide information about hypothetical account values and hypothetical expenses based on each class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.
Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Investment Advisory Agreement Approval
At the January 26, 2023 Board meeting, the Board, including the Independent Directors, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Fund. In preparation for its deliberations, the
Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and received an oral presentation from the Adviser.
At the Meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the
Fund as compared to those of a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the
Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5)
Beginning
Account Value
January 1, 2023
Ending
Account Value
June 30, 2023
Expenses
Paid During
Period
*
Investor Class Actual Return $ 1,000.00 $ 1,0 65 . 76 $ 4 . 8 7
Investor Class Hypothetical Return $ 1,000.00 $ 1, 020 . 08 $ 4. 76
Institutional Class Actual Return $ 1,000.00 $ 1,066.59 $ 3. 8 4
Institutional Class Hypothetical Return $ 1,000.00 $ 1,021. 08 $ 3. 76
* Expenses are equal to the Investor Class' and Institutional Class' annualized expense ratios of 0.95% and 0.75% respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent one-half year period.

Sound Shore Fund, Inc.
ADDITIONAL INFORMATION (Unaudited)(Continued)
June 30, 2023
other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the
Adviser at regularly scheduled meetings during the past year.
In particular, the Board considered, among other things, the following:
(1) The nature, extent and quality of services provided by the Adviser.
The Board considered the scope and quality of services provided by the Adviser, particularly the qualifications, capabilities and experience of the investment, operational, compliance, and other personnel who are responsible for providing services to the
Fund. The Board also considered the fact that the Adviser pays the costs of all investment and management facilities necessary for the efficient conduct of its services as well as all distribution costs incurred on behalf of the Fund and all servicing costs to financial intermediaries beyond the 10 basis points borne by the Fund and reimbursed by the Fund’s transfer agent.
In addition, the Board considered that the Adviser manages the overall investment program of the Fund and that the Adviser keeps the Board informed of important developments affecting the Fund, both in connection with the Board’s annual review of the Advisory Agreement and at each Board meeting. The Board evaluated these factors based on its direct experience with the
Adviser, and in consultation with Counsel to the Fund and Counsel to the Independent Directors. The Board also considered the Adviser’s effectiveness in ensuring that the Fund remains in compliance with its investment policies and restrictions and the requirements of the 1940 Act and related securities regulations. The Board further noted the Adviser’s efforts to oversee the
Fund’s other service providers, including those providing administrative, accounting and custodial services.
Based on these factors, as well as other factors discussed at the Meeting, the Board concluded that the nature, extent and quality of services provided by the Adviser have been and continue to be satisfactory.
(2) The performance of the Fund and the Adviser.
The Board’s analysis of the Fund’s performance included the discussion and review of the performance data of the Fund against securities benchmarks as well as against a group of comparable funds, based on, in part, information provided by an independent, third-party mutual fund data provider – Strategic Insight, Inc. (“Strategic Insight”) – engaged by the Board for this purpose. The Board also considered the performance of the Fund against a comparative universe of similar funds as identified by the Adviser. The Board reviewed comparative performance over long-, intermediate- and short-term periods. In reviewing performance, the Board placed greater emphasis on longer-term performance than on shorter-term performance, taking into account that over short periods of time underperformance may be transitory. The Board further took into account that performance returns over longer periods can be impacted dramatically by the end point date from which performance is measured. In this regard the Board observed that the Fund underperformed the Russell 1000 Value Index, the Fund’s primary benchmark, over the one-, five-, and 10-year periods ended December 31, 2022, and outperformed the primary benchmark over the three-year period ended December 31, 2022. The Board also observed that the Fund’s Investor Class Shares narrowly underperformed the primary benchmark index over the 30-year period ended December 31, 2022, and the Fund’s Institutional

Sound Shore Fund, Inc.
ADDITIONAL INFORMATION (Unaudited)(Continued)
June 30, 2023
Class Shares performed in line with the primary benchmark index over the same 30-year period. The Board also considered the performance of the Fund in the context of whether the Fund was meeting the expectations of the clients invested in the Fund.
The Board also considered the performance of the Fund against similarly managed accounts managed by the Adviser. When reviewing performance against similarly managed accounts, the Board considered, among other things, differences in the nature of such accounts from a regulatory and tax perspective and differences in the investment mandate from that of the Fund.
The Board considered the Adviser’s view as to the principle drivers of Fund performance. Based on these factors, as well as other factors discussed at the Meeting, the Board concluded that the performance of the Fund and the Adviser has been and continues to be satisfactory.
(3) The cost of the advisory services and the profits to the Adviser from the relationship with the Fund.
The Board’s consideration of the Fund’s advisory fee and expenses included, among other factors, a discussion and review of data concerning the current advisory fee and expense ratio of the Fund compared to a peer group of funds identified by
Strategic Insight as having characteristics similar to those of the Fund. The Board observed that, although the Fund’s advisory fee rate was slightly higher than the median of the Strategic Insight peers, the Fund’s net expense ratio was lower than the median of the Strategic Insight peers. The Board also considered that the Institutional Class shares have a lower expense ratio than the Investor Class shares because the Adviser has capped expenses at 75 basis points to compete in the institutional market.
Additionally, the Board considered advisory fee data from the Adviser’s similarly managed accounts and considered the relevance of differences in the services provided to separate accounts as they relate to differences in the advisory fees charged in connection with management of the Fund.
The Board also considered the profitability of the Fund to the Adviser. In this regard, the Board noted that the Fund, with an advisory fee of 75 basis points and assets of approximately $900 million, did not appear to generate “excessive” fees to the
Adviser. Based on this analysis, the Board concluded that the advisory fee for the Fund was fair and reasonable in light of the quality of services provided by the Adviser.
(4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.
The Board considered whether the Fund could benefit from any economies of scale. In this regard, the Board considered the
Fund’s fee structure, asset size, net expense ratio, and the fees of comparable advisers, recognizing that an analysis of economies of scale is most relevant when a fund has achieved a substantial size and has growing assets and that, if a fund’s assets are stable or decreasing, the significance of economies of scale may be reduced. The Board reviewed relevant materials and discussed whether the use of breakpoints would be appropriate at this time. Noting the relatively stable, if not slightly declining, asset levels in the Fund over the past year and the existence of the Adviser’s ongoing expense limitation arrangements, the Board concluded that the advisory fee remained reasonable in light of the current information provided to the Board with respect to economies of scale.

Sound Shore Fund, Inc.
ADDITIONAL INFORMATION (Unaudited)(Concluded)
June 30, 2023
(5) Ancillary benefits and other factors.
In addition to the above factors, the Board also discussed other benefits received by the Adviser from the management of the
Fund, such as soft-dollar credits. The Board concluded that the advisory fee was reasonable in light of these fall-out benefits.
Conclusion
The Board, including all of the Independent Directors, concluded that the fees payable under the Advisory Agreement were fair and reasonable with respect to the services that the Adviser provides, in light of the factors described above that the
Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the
Independent Directors in making this determination.
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at
www.soundshorefund.com. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at
www.sec.gov under the name of the Sound Shore Fund.
The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s website at www.soundshorefund.com. This information is available on the SEC’s website at www.sec.gov under the name of the Sound Shore Fund.
Availability of Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on
Form N-PORT. This information is available on the SEC’s website at www.sec.gov under the name of the Sound Shore Fund.

Investment Adviser
Sound Shore Management, Inc.
Greenwich, Connecticut
Administrator
Apex Fund Services
Portland, Maine
Distributor
Foreside Fund Services, LLC
Portland, Maine
www.acaglobal.com
Transfer and Distribution Paying Agent
Apex Fund Services
Portland, Maine
Custodian
US Bank, N.A.
Milwaukee, Wisconsin
Fund Counsel
Sullivan and Worcester LLP
New York, New York
Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
Philadelphia, Pennsylvania

Semi-Annual Report to
Shareholders
(Unaudited)
June 30, 2023
207-SAR-0623
This report is submitted for the general
information of the shareholders of the Fund. It
is not authorized for distribution to prospective
investors in the Fund unless preceded or
accompanied by an effective prospectus, which
includes information regarding the Fund’s
objectives and policies, experience of its
management, and other information.
SOUND SHORE FUND, INC.
Three Canal Plaza
Portland, ME 04101
www.soundshorefund.com
(800) 551-1980

Item 2. Code of Ethics.
Not applicable.

Item 3. Audit Committee Financial Expert.
Not applicable.

Item 4. Principal Accountant Fees and Services.
Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
(a)	Included as part of the report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”) based on their evaluation of the registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13. Exhibits.
(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(a)(4) Change in Independent Registered Public Accounting Firm (Exhibit filed herewith).

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUND SHORE FUND, INC.

By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	August 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date	August 21, 2023

By	/s/ Charles S. Todd
Charles S. Todd, Treasurer

Date	August 21, 2023